SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 29, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and
                 Servicing Agreement, dated as of April 1, 1999,
                 providing for the issuance of REMIC Multi-Class
                   Pass-Through Certificates, Series 1999-06)



                       GE Capital Mortgage Services, Inc.
             (Exact name of registrant as specified in its charter)

                          New Jersey 33-5042 21-0627285
                        -------------------------------
            (State or other jurisdiction (Commission (I.R.S. Employer
               of incorporation) File Number) Identification No.)




                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)




        Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On April 29, 1999, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Mortgage Pass-Through Certificates, Series 1999-06 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of two pools ("Pool 1999-06-01" and "Pool 1999-06-02") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated April 29, 1999 as supplemented by the Prospectus Supplement dated April 22, 1999.

The original principal balance of each Class of the Certificates is as follows:

      Class 1-A1                                    $95,940,000.00
      Class 1-A2                                    $96,506,000.00
      Class 1-A3                                     $8,497,000.00
      Class 1-A4                                   $131,909,000.00
      Class 1-A5                                    $62,400,000.00
      Class 1-A6                                    $10,600,000.00
      Class 1-A7                                     $1,071,571.00
      Class 1-A8                                     $7,757,000.00
      Class 1-A9                                     $6,568,500.00
     Class 1-A10                                     $5,431,500.00
     Class 1-A11                                       $771,429.00
     Class 1-A12                                     $3,000,000.00
      Class 2-A1                                   $171,397,000.00
      Class 2-A2                                    $15,420,000.00
      Class 2-A3                                    $27,000,000.00
      Class 2-A5                                    $27,000,000.00
       Class R                                             $100.00
       Class M                                      $13,022,000.00
       Class B1                                      $5,280,000.00
       Class B2                                      $3,042,000.00
       Class B3                                      $3,519,000.00
       Class B4                                      $1,408,000.00
       Class B5                                      $1,887,266.40
       Total :                                     $699,427,366.40



The initial Junior Percentage and initial Senior Percentage for Pool 1999-06 are approximately 4.00% and 96.00%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1999-06-01 as of the initial issuance of the Certificates are $140,297.00, $4,515,823.00 and $5,850,634.00, respectively, representing approximately .03%, 1.00%, and 1.30%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans in Pool 1999-06-02 as of April 1, 1999 (the "Cut-off Date"). The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1999-06-02 as of the initial issuance of the Certificates are $100,000.00, $2,523,648.00 and $4,416,385.00, respectively, representing approximately .04%, 1.00%, and 1.75%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans in Pool 1999-06-02 as of the Cut-off Date.



Description of the Mortgage Pool and the Mortgaged Properties
-------------------------------------------------------------

Pool 1999-06-01
---------------

Pool 1999-06-01 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $451,582,304.25.

The interest rates (the "Mortgage Rates") borne by the 1370 Mortgage Loans conveyed by GECMSI to Pool 1999-06-01 range from 6.2500% to 9.5000% and the weighted average Mortgage Rate as of the Cut-off Date is 7.1494% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1999-06-01 ranged from $19,350.00 to $1,500,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1999-06-01 is $329,622.12, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1999-06-01 is March 1987, and the latest scheduled maturity date of any such Mortgage Loan is April 2029. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1999-06-01 is 73.0656%.

The Mortgage Loans in Pool 1999-06-01 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1999-06-01:

 MORTGAGE          # OF           AGGREGATE BALANCES         % OF POOL BY
   RATES           LOANS          AS OF CUT-OFF DATE       AGGREGATE BALANCE
  6.2500%              4            $1,122,860.59              0.2487%
  6.3750%              3              $938,012.23              0.2077%
  6.5000%             19            $6,801,076.95              1.5061%
  6.6250%             28            $9,763,326.30              2.1620%
  6.7500%             78           $26,291,825.90              5.8222%
  6.8750%            213           $74,534,423.89             16.5052%
  6.9000%              1              $264,152.56              0.0585%
  7.0000%            279           $93,064,013.89             20.6084%
  7.1250%            182           $62,527,917.23             13.8464%
  7.1500%              1              $343,312.09              0.0760%
  7.2000%              1              $334,288.08              0.0740%
  7.2500%            217           $74,679,430.90             16.5373%
  7.2750%              1              $339,470.56              0.0752%
  7.3750%            118           $38,332,841.09              8.4886%
  7.5000%             85           $27,205,370.64              6.0245%
  7.5500%              1              $892,492.71              0.1976%
  7.6250%             44           $12,446,238.89              2.7561%
  7.7500%             19            $4,667,445.11              1.0336%
  7.8750%              8            $1,557,992.33              0.3450%
  8.0000%             14            $2,705,475.88              0.5991%
  8.1250%              5              $556,939.60              0.1233%
  8.2500%              7            $1,391,180.33              0.3081%
  8.3750%              4            $1,189,154.14              0.2633%
  8.5000%             11            $2,511,086.71              0.5561%
  8.6250%              6            $1,413,600.78              0.3130%
  8.7500%              6            $1,518,813.76              0.3363%
  8.8750%              7            $1,813,708.47              0.4016%
  9.0000%              3            $1,030,030.61              0.2281%
  9.1250%              1               $94,286.36              0.0209%
  9.2500%              1              $207,280.14              0.0459%
  9.3750%              2              $798,396.61              0.1768%
  9.5000%              1              $245,858.92              0.0544%
   Total           1,370          $451,582,304.25            100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1999-06-01:

    ORIGINAL                 # OF       AGGREGATE BALANCES        % OF POOL BY
    BALANCES                 LOANS      AS OF CUT-OFF DATE       AGGREGATE BAL.
$      0 - 227,150              95        $12,473,336.68            2.7621%
$227,151 - 250,000              67        $16,094,425.85            3.5640%
$250,001 - 300,000             469       $129,292,524.60           28.6309%
$300,001 - 350,000             323       $105,016,505.60           23.2552%
$350,001 - 400,000             178        $66,866,124.65           14.8071%
$400,001 - 450,000              88        $37,392,130.32            8.2803%
$450,001 - 600,000             117        $59,473,739.58           13.1701%
$600,001 - 650,000              22        $14,086,541.40            3.1194%
$650,001 - 1,500,000 +          11        $10,886,975.57            2.4109%
Total                        1,370       $451,582,304.25          100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-06-01 is $1,498,800.47.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-06-01 is $19,350.00.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1999-06-01:

   YEAR OF          # OF          AGGREGATE BALANCES        % OF POOL BY
  ORIGINATION       LOANS         AS OF CUT-OFF DATE      AGGREGATE BALANCE
     1987               1             $402,500.00              0.0891%
     1990               1             $171,783.04              0.0380%
     1991               2             $310,475.32              0.0688%
     1992              29           $9,004,624.40              1.9940%
     1995               1             $329,390.94              0.0729%
     1996               1             $432,000.00              0.0957%
     1998             169          $51,306,226.62             11.3614%
     1999           1,166         $389,625,303.93             86.2801%
    Total           1,370         $451,582,304.25            100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1999-06-01:

    LOAN-TO-VALUE
      RATIO AT           # OF      AGGREGATE BALANCES         % OF POOL BY
     ORIGINATION        LOANS      AS OF CUT-OFF DATE       AGGREGATE BALANCE
   00.000 - 50.00          65          $23,493,644.86            5.2025%
   50.001 - 60.00         116          $40,587,706.28            8.9879%
   60.001 - 70.00         220          $79,991,897.91           17.7137%
   70.001 - 75.00         220          $73,419,978.32           16.2584%
   75.001 - 80.00         563         $183,196,746.32           40.5678%
   80.001 - 85.00          29           $7,893,412.82            1.7479%
   85.001 - 90.00         106          $30,148,311.61            6.6761%
   90.001 - 95.00          51          $12,850,606.13            2.8457%
        Total           1,370         $451,582,304.25          100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1999-06-01:

     TYPE OF                # OF     AGGREGATE BALANCES         % OF POOL BY
     DWELLING              LOANS     AS OF CUT-OFF DATE      AGGREGATE BALANCE
Single-family detached     1,279        $425,329,380.08          94.1865%
Single-family attached        16          $5,080,091.20           1.1250%
Condominium                   48         $12,542,343.13           2.7774%
2 - 4 Family Units            23          $7,736,140.61           1.7131%
Co-op                          4            $894,349.23           0.1980%
Total                      1,370        $451,582,304.25         100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1999-06-01:

                    # OF         AGGREGATE BALANCES            % OF POOL BY
  OCCUPANCY         LOANS        AS OF CUT-OFF DATE         AGGREGATE BALANCE
Owner Occupied     1,322          $440,649,419.97                 97.5790%
Vacation              32            $8,680,520.32                  1.9222%
Investment            16            $2,252,363.96                  0.4988%
Total              1,370          $451,582,304.25                100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool 1999-06-01:

   STATE                  # OF       AGGREGATE BALANCES           % OF POOL BY
                         LOANS       AS OF CUT-OFF DATE        AGGREGATE BALANCE
Alabama                     2             $724,799.17                0.1605%
Arizona                    43          $13,586,309.36                3.0086%
Arkansas                    2             $648,616.24                0.1436%
California                648         $225,689,018.51               49.9776%
Colorado                   56          $17,616,456.06                3.9011%
Connecticut                22           $7,196,309.18                1.5936%
Delaware                    3             $959,364.75                0.2124%
District Of Columbia        5           $1,745,498.41                0.3865%
Florida                    53          $14,059,483.94                3.1134%
Georgia                    66          $20,692,538.30                4.5822%
Hawaii                      3             $662,959.02                0.1468%
Illinois                   52          $16,608,958.78                3.6779%
Indiana                     3             $756,993.25                0.1676%
Iowa                        1             $118,787.73                0.0263%
Kentucky                    3           $1,054,150.04                0.2334%
Louisiana                   2             $462,672.36                0.1025%
Maine                       1             $341,739.77                0.0757%
Maryland                   16           $5,570,608.02                1.2336%
Massachusetts              53          $16,464,491.12                3.6460%
Michigan                    7           $2,161,935.42                0.4787%
Minnesota                   4           $1,771,495.19                0.3923%
Missouri                    8           $2,593,842.71                0.5744%
Nevada                      8           $2,925,977.66                0.6479%
New Hampshire               4           $1,430,569.20                0.3168%
New Jersey                 84          $25,503,399.88                5.6476%
New Mexico                  3             $835,176.59                0.1849%
New York                   46          $14,266,807.75                3.1593%
North Carolina              5           $1,888,721.84                0.4182%
Ohio                        4           $1,220,830.95                0.2703%
Oregon                     21           $6,689,578.64                1.4814%
Pennsylvania               31          $10,505,663.22                2.3264%
Rhode Island                6           $1,978,000.00                0.4380%
South Carolina              5           $1,503,439.50                0.3329%
South Dakota                1             $419,326.27                0.0929%
Tennessee                   3             $823,813.88                0.1824%
Texas                      13           $3,880,488.00                0.8593%
Utah                        7           $2,059,746.68                0.4561%
Vermont                     3             $823,236.39                0.1823%
Virginia                   30           $9,409,127.52                2.0836%
Washington                 43          $13,931,372.95                3.0850%
Total                   1,370         $451,582,304.25              100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1999-06-01:

  YEAR OF       # OF        AGGREGATE BALANCES          % OF POOL BY
  MATURITY      LOANS       AS OF CUT-OFF DATE       AGGREGATE BALANCE
   2019           15          $3,979,323.91                 0.8812%
   2020            1            $171,783.04                 0.0380%
   2022           30          $8,850,099.72                 1.9598%
   2023            1            $351,044.12                 0.0777%
   2024            6          $1,970,963.23                 0.4365%
   2027            2            $420,896.41                 0.0932%
   2028           80         $22,152,814.26                 4.9056%
   2029        1,235        $413,685,379.56                91.6080%
   Total       1,370        $451,582,304.25               100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1999-06-01 calculated as of the Cut-off Date is 355 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 1999-06-01:

   PURPOSE OF            # OF       AGGREGATE BALANCES           % OF POOL BY
      LOAN              LOANS       AS OF CUT-OFF DATE        AGGREGATE BALANCE
Purchase                 482         $151,980,581.67              33.6551%
Rate Term/Refinance      637         $215,237,813.81              47.6631%
Cash-out Refinance       251          $84,363,908.77              18.6818%
Total                  1,370         $451,582,304.25             100.0000%

Description of the Mortgage Pool and the Mortgaged Properties
-------------------------------------------------------------

Pool 1999-06-02
---------------

Pool 1999-06-02 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $252,364,834.85.

The interest rates (the "Mortgage Rates") borne by the 741 Mortgage Loans conveyed by GECMSI to Pool 1999-06-02 range from 6.2500% to 9.8750% and the weighted average Mortgage Rate as of the Cut-off Date is 7.1719% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1999-06-02 ranged from $69,500.00 to $1,100,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1999-06-02 is $340,573.33, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1999-06-02 is October 1991, and the latest scheduled maturity date of any such Mortgage Loan is April 2029. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1999-06-02 is 72.9605%.

The Mortgage Loans in Pool 1999-06-02 have the following characteristics as of the Cut-off Date.

b) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1999-06-02:

  MORTGAGE        # OF         AGGREGATE BALANCES           % OF POOL BY
    RATES         LOANS        AS OF CUT-OFF DATE         AGGREGATE BALANCE
   6.2500%          2              $536,989.99                  0.2128%
   6.3750%          2              $694,206.43                  0.2751%
   6.5000%         12            $3,990,624.93                  1.5813%
   6.6250%         17            $5,474,393.43                  2.1692%
   6.7500%         40           $13,444,180.37                  5.3273%
   6.8750%         89           $30,580,305.13                 12.1175%
   7.0000%        160           $53,168,902.66                 21.0682%
   7.1250%        116           $40,087,328.46                 15.8847%
   7.2500%         95           $34,345,025.30                 13.6093%
   7.3750%         79           $27,569,122.30                 10.9243%
   7.5000%         68           $24,181,035.52                  9.5818%
   7.6250%         17            $5,628,191.73                  2.2302%
   7.7500%          8            $2,614,384.80                  1.0360%
   7.8750%          8            $2,332,427.37                  0.9242%
   8.0000%          3              $532,808.01                  0.2111%
   8.1250%          1              $307,798.53                  0.1220%
   8.2500%          3            $1,355,997.84                  0.5373%
   8.3750%          1              $336,134.67                  0.1332%
   8.5000%          6            $1,382,244.72                  0.5477%
   8.6250%          8            $2,259,691.78                  0.8954%
   8.7500%          2              $434,386.76                  0.1721%
   8.8750%          2              $618,253.19                  0.2450%
   9.0000%          1              $250,151.38                  0.0991%
   9.8750%          1              $240,249.55                  0.0952%
    Total         741          $252,364,834.85                100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1999-06-02:

      ORIGINAL               # OF      AGGREGATE BALANCES       % OF POOL BY
      BALANCES              LOANS      AS OF CUT-OFF DATE      AGGREGATE BAL.
$      0 - 227,150           35           $5,960,729.15           2.3619%
$227,151 - 250,000           41           $9,834,432.59           3.8969%
$250,001 - 300,000          249          $68,564,863.01          27.1691%
$300,001 - 350,000          158          $51,477,074.48          20.3979%
$350,001 - 400,000          102          $38,231,867.13          15.1494%
$400,001 - 450,000           61          $26,115,299.64          10.3482%
$450,001 - 600,000           70          $35,040,665.66          13.8849%
$600,001 - 650,000           18          $11,346,140.43           4.4959%
$650,001 - 1,000,000 +        7           $5,793,762.76           2.2958%
Total                       741         $252,364,834.85         100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-06-02 is $1,099,183.64.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-06-02 is $69,500.00.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1999-06-02:

     YEAR OF        # OF        AGGREGATE BALANCES              % OF POOL
   ORIGINATION      LOANS       AS OF CUT-OFF DATE        BY AGGREGATE BALANCE
      1991            1              $240,249.55                0.0952%
      1992           20            $5,624,690.94                2.2288%
      1997            1              $333,719.39                0.1322%
      1998           54           $19,395,809.28                7.6856%
      1999          665          $226,770,365.69               89.8582%
     Total          741          $252,364,834.85              100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1999-06-02:

   LOAN-TO-VALUE
     RATIO AT        # OF         AGGREGATE BALANCES           % OF POOL BY
    ORIGINATION     LOANS         AS OF CUT-OFF DATE        AGGREGATE BALANCE
  00.000 - 50.00       37           $14,153,970.09                5.6085%
  50.001 - 60.00       48           $17,590,325.13                6.9702%
  60.001 - 70.00      130           $46,096,611.13               18.2659%
  70.001 - 75.00      139           $49,523,523.36               19.6238%
  75.001 - 80.00      303          $100,855,730.86               39.9642%
  80.001 - 85.00       15            $4,140,936.60                1.6409%
  85.001 - 90.00       40           $12,261,574.75                4.8587%
  90.001 - 95.00       29            $7,742,162.93                3.0678%
       Total          741          $252,364,834.85              100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1999-06-02:

     TYPE OF                # OF       AGGREGATE BALANCES      % OF POOL BY
     DWELLING               LOANS      AS OF CUT-OFF DATE    AGGREGATE BALANCE
Single-family detached      679         $232,671,241.74           92.1964%
Single-family attached        6           $2,264,605.07            0.8974%
Condominium                  36          $10,100,268.58            4.0022%
2 - 4 Family Units           20           $7,328,719.46            2.9040%
Total                       741         $252,364,834.85          100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1999-06-02:

                      # OF          AGGREGATE BALANCES        % OF POOL BY
   OCCUPANCY          LOANS         AS OF CUT-OFF DATE      AGGREGATE BALANCE
Owner Occupied         724            $248,210,554.98            98.3539%
Vacation                 8              $2,111,872.26             0.8368%
Investment               9              $2,042,407.61             0.8093%
Total                  741            $252,364,834.85           100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool 1999-06-02:

                  # OF         AGGREGATE BALANCES            % OF POOL BY
     STATE        LOANS        AS OF CUT-OFF DATE          AGGREGATE BALANCE
California         741           $252,364,834.85               100.0000%
Total              741           $252,364,834.85               100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1999-06-02:

     YEAR OF        # OF       AGGREGATE BALANCES             % OF POOL BY
     MATURITY       LOANS      AS OF CUT-OFF DATE           AGGREGATE BALANCE
       2019          3              $823,546.53                 0.3263%
       2022         19            $4,978,371.05                 1.9727%
       2024          2              $560,832.74                 0.2222%
       2026          1              $646,319.89                 0.2561%
       2027          1              $333,719.39                 0.1322%
       2028         37           $13,366,570.50                 5.2965%
       2029        678          $231,655,474.75                91.7940%
      Total        741          $252,364,834.85               100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1999-06-02 calculated as of the Cut-off Date is 356.4 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 1999-06-02:

    PURPOSE OF            # OF       AGGREGATE BALANCES         % OF POOL BY
       LOAN               LOANS      AS OF CUT-OFF DATE       AGGREGATE BALANCE
Purchase                   239         $78,200,258.25             30.9870%
Rate Term/Refinance        339        $116,925,979.95             46.3321%
Cash-out Refinance         163         $57,238,596.65             22.6809%
Total                      741        $252,364,834.85            100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of May 22, 1996, and the related Terms Agreement, dated as of April 22, 1999, for certain of the Series 1999-06 Certificates between GE Capital Mortgage Services, Inc. and Lehman Brothers Inc.

4.1 The Pooling and Servicing Agreement for the Series 1999-06 Certificates, dated as of April 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES





        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       GE Capital Mortgage Services, Inc.



                                       By:    /s/ Syed W. Ali
                                              -------------------
                                       Name:  Syed W. Ali
                                       Title: Vice President







Dated as of April 29, 1999

                                   SIGNATURES





        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   GE Capital Mortgage Services, Inc.



                                   By:    ___________________
                                   Name:  Syed W. Ali
                                   Title: Vice President





Dated as of April 29, 1999

                                  EXHIBIT INDEX




The exhibits are being filed herewith:


       EXHIBIT NO.                     DESCRIPTION                        PAGE

         1.1 The Underwriting Agreement, dated as of May 22, 1996, and the related Terms Agreement, dated as of April 22, 1999, for certain of the Series 1999-06 Certificates between GE Capital Mortgage Services, Inc. and Lehman Brothers Inc..

                          The Pooling and Servicing Agreement for
         4.1 the Series 1999-06 Certificates, dated as of April 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.